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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-40105) of International Manufacturing Services, Inc. of our report dated May 22, 1998 appearing on page 25 of this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
July 29, 1998